Exhibit 99.1

DOWDUPONT PROVIDES EXPECTED THIRD QUARTER 2017 FINANCIAL RESULTS,
FILES HISTORICAL PRO FORMA FINANCIAL STATEMENTS

MIDLAND, Mich., and WILMINGTON, Del., Oct. 26, 2017 - DowDuPont™ (NYSE:DWDP) today filed historical unaudited pro forma financial statements that give effect to the Merger Transaction, provide quarterly pro forma financial information aligned to DowDuPont’s new reportable segments and incorporate reporting practices that provide additional visibility into the underlying performance of the Company.

In light of the significant amount of accounting and reporting changes incorporated into the historical and current quarter pro forma financial statements, DowDuPont also provided its expected results for the third quarter of 2017:

•	GAAP net sales of $15.4 billion; pro forma net sales of $18.3 billion, up 8 percent versus the year-ago period, with gains in both volume and price.

•
GAAP diluted earnings per share of $0.32. Pro forma adjusted earnings per share of $0.55, an increase of 10 percent versus the same quarter last year. Pro forma adjusted earnings per share excludes $0.37 per share charge for significant items and $0.08 per share charge for DuPont amortization of intangible assets.

These expected results reflect robust consumer-led demand in most of DowDuPont’s core end-markets, as well as pricing gains and higher equity earnings, which more than offset higher feedstock costs, weak market conditions in agriculture (particularly due to expected lower corn area and a delayed start to the Brazil summer season) and the unfavorable impact of hurricanes.

Pro Forma Financial Statements
DowDuPont’s unaudited pro forma financial statements are based on the historical consolidated financial statements of Dow and DuPont, adjusted for activities that are directly attributable to the merger transaction and are expected to have continuing impact, such as: purchase accounting; accounting policy alignment; elimination of the effect of events that are directly attributable to the merger agreement (e.g., one-time transaction costs); elimination of the impact of transactions between Dow and DuPont; and removal of the effect of remedy divestitures implemented as a condition of approval for the merger of Dow and DuPont1,2.

The pro forma net sales, pro forma diluted earnings per common share from continuing operations - diluted, and pro forma adjusted earnings per common share from continuing operations - diluted are presented as if the merger had been consummated on Jan. 1, 2016. Pro forma income statements and segment information are provided on a quarterly basis beginning Jan. 1, 2016, and ending June 30, 2017.

1 Includes the following divestitures agreed to with certain regulatory agencies as a condition of approval for the merger, including: Dow’s global Ethylene Acrylic Acid copolymers and ionomers business; a portion of Dow AgroSciences’ corn seed business in Brazil; and DuPont’s cereal broadleaf herbicides and chewing insecticides portfolio as well as portions of its crop protection research and development pipeline and organization.
2 In accordance with SEC Regulation S-X, Article 11 rules, the results of Dow AgroSciences’ corn seed business in Brazil that is being divested as part of the required remedies have been removed from pro forma results through the merger close date. The results of this business will remain in the US GAAP results from the merger close date until the transaction is closed.

DowDuPont’s pro forma financial statements were filed on Form 8-K with the Securities and Exchange Commission and can be found on the filings and reports page of the Company’s website.

Further details will be shared in DowDuPont’s third quarter earnings news release and during the Company’s earnings conference call on Nov. 2, 2017.

	Three Months Ended
	Preliminary Sep 30, 2017	Sep 30, 2016
GAAP net sales (millions)	$15,354	$12,483
GAAP earnings per common share - diluted	$0.32	$0.63
Reconciliation of Pro Forma Earnings Per Common Share from Continuing Operations - Diluted to Pro Forma Adjusted Earnings Per Common Share from Continuing Operations - Diluted Dollars per share
Pro forma net sales (millions)	$18,285	$16,991
Pro forma earnings per common share from continuing operations - diluted	$0.10	$0.22
- Earnings per common share impact of pro forma significant items, after-tax[3]	(0.37)	(0.20)
- Earnings per common share impact of pro forma amortization of DuPont's intangible assets, after-tax	(0.08)	(0.08)
Pro forma adjusted earnings per common share from continuing operations - diluted (Non-GAAP)[4]	$0.55	$0.50

3 The three months ended September 30, 2017 includes pretax losses for: integration and separation costs, amortization of fair value step-up in DuPont's inventories, and restructuring and asset-related charge and a tax related charge for changes in tax attributes as a result of the Merger. It also includes a pretax gain related to the sale of the Ethylene Acrylic Acid copolymers and ionomers business. The three months ended September 30, 2016 includes pretax losses for: the impact of the Dow Corning ownership restructure, integration and separation costs, the write-down of indefinite lived intangible assets, and implementation costs associated with Dow's restructuring programs and other productivity actions.
4 Pro Forma Adjusted Earnings Per Share ("Pro Forma Adjusted EPS"), a non-GAAP measure, is defined as “Pro Forma earnings (loss) per common share from continuing operations - diluted,” excluding the after-tax impact of pro forma significant items and the after-tax impact of pro forma amortization expense associated with DuPont’s intangible assets. Pro Forma Adjusted EPS is a financial measure not recognized in accordance with U.S. GAAP and should not be viewed as an alternative to U.S. GAAP financial measures of performance.

About DowDuPont
DowDuPont (NYSE: DWDP) is a holding company comprised of The Dow Chemical Company and DuPont with the intent to form strong, independent, publicly traded companies in agriculture, materials science and specialty products sectors that will lead their respective industries through productive, science-based innovation to meet the needs of customers and help solve global challenges. For more information, please visit us at www.dow-dupont.com.

Contact Information:

Investors:
Greg Friedman	Neal Sheorey
greg.friedman@dupont.com	nrsheorey@dow.com
+1 302-774-4994	+1 989-636-6347

Media:
Dan Turner	Rachelle Schikorra
daniel.a.turner@dupont.com	ryschikorra@dow.com
+1 302-996-8372	+1 989-638-4090

Cautionary Statement About Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words.

On December 11, 2015, The Dow Chemical Company (“Dow”) and E. I. du Pont de Nemours and Company (“DuPont”) announced entry into an Agreement and Plan of Merger, as amended on March 31, 2017, (the “Merger Agreement”) under which the companies would combine in an all-stock merger of equals transaction (the “Merger Transaction”). Effective August 31, 2017, the Merger Transaction was completed and each of Dow and DuPont became subsidiaries of DowDuPont Inc. (“DowDuPont”). For more information, please see each of DowDuPont’s, Dow’s and DuPont’s latest annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, as the case may be, and the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by DowDuPont with the SEC on March 1, 2016 (File No. 333-209869), as last amended on June 7, 2016, and declared effective by the SEC on June 9, 2016 (the “Registration Statement”) in connection with the Merger Transaction.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including the intended separation of DowDuPont’s agriculture, materials science and specialty products businesses in one or more tax efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause DowDuPont’s, Dow’s or DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) successful integration of the respective agriculture, materials science and specialty products businesses of Dow and DuPont, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined operations; (ii) impact of the divestitures required as a condition to consummation of the Merger Transaction as well as other conditional commitments; (iii) achievement of the anticipated synergies by DowDuPont’s agriculture, materials science and specialty products businesses; (iv) risks associated with the Intended Business Separations, including those that may result from the comprehensive portfolio review undertaken by the DowDuPont board, changes and timing, including a number of conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances related to the Intended Business Separations, disruptions in the financial markets or other potential barriers; (v) the risk that disruptions from the Intended Business Separations will harm DowDuPont’s business (either directly or as conducted by and through Dow or DuPont), including current plans and operations; (vi) the ability to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the completion of the merger or the Intended Business Separations; (viii) uncertainty as to the long-term value of DowDuPont common stock; (ix) continued availability of capital and financing and rating agency actions; (x) legislative, regulatory and economic developments; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Intended Business Separations that could affect the company’s financial performance and (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the merger and the Intended Business Separations, are more fully discussed in (1) the Registration Statement and (2) the current, quarterly and annual reports filed with the SEC by DowDuPont and to the extent incorporated by reference into the Registration Statement, by Dow and DuPont. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s, Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of DowDuPont, Dow or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

The Dow Diamond, DuPont Oval logo, DuPont™ and all products, unless otherwise noted, denoted with ™, ℠or ® are trademarks or registered trademarks of The Dow Chemical Company, E. I. du Pont de Nemours and Company or their affiliates.

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